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                     UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549 - 1004

                                     FORM 8-K /A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

         DATE OF REPORT (Date of earliest event reported)   December 2, 1998
                                                            ----------------

                              COMMISSION FILE NUMBER  0-2413
                                                      ------

                      MacDermid, Incorporated
                      -----------------------
(Exact name of registrant as specified in its charter)

                Connecticut                             06-0435750
                -----------                             ----------
        (State or other jurisdiction of              (I.R.S. Employer
         incorporation or organization)              Identification No.)

            245 Freight Street, Waterbury, Connecticut            06702
            -----------------------------------------------------------
           (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code  (203) 575-5700
                                                           --------------

                                           None
                             --------------------------------
           Former name, former address and former fiscal year, if changed since last report.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                    Yes   X     No
                                                        ------       ------















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ITEM 5.     OTHER INFORMATION:

        The Corporation filed its Form 8-K (dated December 2, 1998) on December 17, 1998 and Form 8-K/A (dated December 2, 1998) on
        February 16, 1999 to report on the acquisition of W. Canning plc. These Form 8-K reports are incorporated by reference herein. The actuaries retained by W. Canning plc were in the process of reviewing the effects that US GAAP would have on the accounting for pension and post-retirement obligations at the time that these reports were filed. An actuarial report of the US GAAP accounting and related disclosures has since been completed. Management has determined that, based on the actuarial report, no further adjustment between UK GAAP and US GAAP in respect to pensions is necessary as the effect on the
        W. Canning plc historical and consolidated pro forma results of operations and financial position is not considered to be material.







OUTLOOK:  ISSUES and RISKS

        This report and other Corporation reports and statements describe many of the positive factors affecting the Corporation's future business prospects. Investors should also be aware of factors which could have a negative impact on those prospects. These include political, economic or other conditions such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the business; competitive products, advertising, promotional and pricing activity; the degree of acceptance of new product introductions in the marketplace; and the difficulty of forecasting sales at certain times in certain markets.





















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SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 MacDermid, Incorporated
  (Registrant)





Date:  March 19, 1999                          / s / John L. Cordani

                                                        John L. Cordani
                                                        Corporate Secretary



Date:  March 19, 1999                        / s / Gregory M. Bolingbroke

                                                      Gregory M. Bolingbroke
                                                      Corporate Controller